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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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

           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 2, 2002 (OCTOBER 2, 2002)
                                                             ---------------------------------


                                   ALLIED HEALTHCARE INTERNATIONAL INC.
                         ------------------------------------------------------
                         (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


                        1-11570                                       13-3098275
                ------------------------                 ------------------------------------
                (COMMISSION FILE NUMBER)                 (IRS EMPLOYER IDENTIFICATION NUMBER)


                                                NEW YORK
                     --------------------------------------------------------------
                     (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
                         -----------------------------------------------------------
                                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                            (212) 750-0064
                         -----------------------------------------------------------
                            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                        --------------------------------------------------------------
                        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.    OTHER EVENTS.

         Effective October 2, 2002, the trading symbol for Allied Healthcare International Inc. (the "Company") changed from TWH to ADH. The shares of common stock of the Company trade on the American Stock Exchange. In June 2002, the Company changed its name from Transworld Healthcare, Inc.














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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 2, 2002

                                 ALLIED HEALTHCARE INTERNATIONAL INC.


                                 By: /s/ John B. Wynne
                                     ---------------------------------------
                                     Name:  John B. Wynne
                                     Title: Vice President and Chief Financial
                                            Officer